Exhibit 10.1

1847 Holdings LLC

590 Madison Avenue

18th Floor

New York, NY 98001

September 11, 2015

Mr. Jarrod Clarke

Jarrod Clarke Holdings, Inc.

Money Train Title Loans, LLC

On Track, LLC

8661 Sandy Parkway

Sandy, UT 84070

Re:          Termination of Membership Interest Purchase Agreement

Dear Jarrod:

As you know, on March 6, 2015, Monrovia Auto Finance, Inc. (formerly Monrovia Money Train, Inc.) entered into a Membership Interest Purchase Agreement (the "Purchase Agreement") with you, Jarrod Clarke Holdings, Inc., Money Train Title Loans, LLC and On Track, LLC.

Monrovia Auto Finance, you and the other parties to the Purchase Agreement now desire to terminate the Purchase Agreement pursuant to and in accordance with Section 8.1(a) thereof. By signing this agreement below, Monrovia Auto Finance, you and the other parties to the Purchase Agreement hereby confirm the termination of the Purchase Agreement with the effect described in Section 8 thereof.

Very truly yours,

MONROVIA AUTO FINANCE, INC.

By:	/s/ Ellery W. Roberts
Ellery W. Roberts
Chief Executive Officer

ACCEPTED AND AGREED AS OF
THE DATE FIRST ABOVE WRITTEN:

MONEY TRAIN TITLE LOANS, LLC		ON TRACK, LLC

By:	/s/ Jarrod Clarke	By:	/s/ Jarrod Clarke
Name:	Jarrod Clarke	Name:	Jarrod Clarke
Title:	Manager	Title:	Manager

JARROD CLARKE HOLDINGS, INC.

By:	/s/ Jarrod Clarke	By:	/s/ Jarrod Clarke
Name:	Jarrod Clarke	Name:	Jarrod Clarke
Title:	President